SUPPLEMENT
TO PROSPECTUS SUPPLEMENT DATED AUGUST 26, 2003
(To Prospectus dated June 24, 2003)

                                  CWMBS, INC.
                                   Depositor

                                  Countrywide
                               Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer

                       Alternative Loan Trust 2003-19CB
                                    Issuer

              Mortgage Pass-Through Certificates, Series 2003-47


---------------------
The Class PO             The Class PO Certificates
Certificates
represent                o    This supplement relates to the offering of the
obligations of                Class PO Certificates of the series referenced
the trust only                above. This supplement does not contain complete
and do not                    information about the offering of the Class PO
represent an                  Certificates. Additional information is
interest in or                contained in the prospectus supplement dated
obligation of                 August 26, 2003, prepared in connection with the
CWMBS, Inc.,                  offering of the offered certificates of the
Countrywide                   series referenced above, and in the prospectus
Home Loans,                   of the depositor dated June 24, 2003. You are
Inc.,                         urged to read this supplement, the prospectus
Countrywide                   and the prospectus in full.
Home Loans
Servicing LP,            o    As of October 27, 2003, the class certificate
or any of their               balance of the Class PO Certificates was
affiliates.                   approximately $4,952,276.

This supplement          o    Exhibit 1 to this supplement is the monthly
October be used               statement made available to holders of the Class
to offer and                  PO Certificates on the distribution date in
sell the                      October 2003.
offered
certificates             o    This supplement also modifies the "Method of
only if                       Distribution" section on page S-64 of the
accompanied by                prospectus supplement and the "Yield, Prepayment
the prospectus                and Maturity Considerations" section on page
supplement and                S-49 of the prospectus supplement as described
the prospectus.               on the next page.

---------------------

Neither the SEC nor any state securities commission has approved these securities or determined that this supplement, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This supplement is to be used by Countrywide Securities Corporation, an affiliate of CWMBS, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, in connection with offers and sales relating to transactions in the Class PO certificates in which Countrywide Securities Corporation acts as placement agent. Sales will be made at prices related to the prevailing prices at the time of sale.

October 31, 2003

                            ADDITIONAL INFORMATION


     You should purchase the Class PO Certificates only if you have read this supplement and the following documents:


          o the prospectus supplement, dated August 26, 2003 (the "Prospectus Supplement"), prepared in connection with the offering of the offered certificates of the series referenced above, which is attached to, and forms a part of this supplement; and


          o the prospectus of the depositor, dated June 24, 2003, which is attached to, and forms a part of this supplement.


                           DESCRIPTION OF COLLATERAL


Reports to Certificateholders


     The monthly statement furnished to the Certificateholders on the Distribution Date in October 2003 (the "Certificate Date") is included herein as Exhibit 1.


                            METHOD OF DISTRIBUTION

     Pursuant to a Placement Agency Agreement, dated as of October 31, 2003 (the "Placement Agreement"), between CWMBS, Inc. (the "PO Seller") and Countrywide Securities Corporation (the "Placement Agent"), the Placement Agent has agreed, subject to the satisfaction of certain conditions, to sell the Class PO Certificates on a best efforts basis, and the PO Seller has agreed to sell the Class PO Certificates through the Placement Agent. Sales will be made at prices relating to the prevailing prices at the time of sale.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

Sensitivity of the Class PO Certificates

     The information set forth in the following table has been prepared on the basis of the structuring assumptions contained in the Prospectus Supplement, that the Class PO Certificates have the class certificate balance described on the cover to this supplement, that the closing date for the purchase of the Class PO Certificates is October 31, 2003, and the assumption that the aggregate purchase price of the Class PO Certificates (expressed as a percentage of their Certificate Date Class Certificate Balance) is 68%.



         Sensitivity of the Principal Only Certificates to Prepayments
                         (Pre-tax Yields to Maturity)

                                                              Percentage of the Prepayment Assumption
        Class                                            0%         50%        100%        150%        200%
        -----
        Class PO..................................      2.1%       5.2%        9.3%       13.8%       18.6%


     It is unlikely that the Discount mortgage loans will have the precise characteristics described in this supplement or that the Discount mortgage loans will all prepay at the same rate until maturity or that all of the Discount mortgage loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class PO Certificates is likely to differ from those shown in the table above, even if all of the Discount mortgage loans prepay at the indicated percentages of the Prepayment Assumption. No representation is made as to the actual rate of principal payments on the Discount mortgage loans for any period or over the life of the Class PO Certificates or as to the yield on the Class PO Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class PO Certificates.

                                   EXHIBIT 1

                                  [Attached]


  THE                                                                                                  Distribution Date: 10/25/03
BANK OF
  NEW
  YORK
101 Barclay Street, 8 West
New York, NY 10286
                                                      Countrywide Home Loans
Officer:   Courtney Bartholomew
           212.815.3236                         Mortgage Pass-Through Certificates
Associate: Sean O'Connell
           212.815.6312                                   Series 2003-47
                                                 Alternative Loan Trust 2003-19CB

                                          Certificateholder Monthly Distribution Summary

--------------------------------------------------------------------------------------------------------------
                                                 Certificate                       Pass
                                    Class           Rate         Beginning       Through         Principal
      Class          Cusip       Description        Type          Balance        Rate (%)      Distribution
--------------------------------------------------------------------------------------------------------------

       1A1         12669EG75        Senior       Fix-30/360     512,990,548.47      5.250000     1,965,374.81
       2A1         12669EG83        Senior       Fix-30/360     102,550,291.92      4.500000       876,270.17
       3A1         12669EX76        Senior       Fix-30/360     124,830,601.75      5.500000       538,113.39
       3A2         12669EX84        Senior       Fix-30/360      14,872,000.00      5.500000             0.00
       3A3         12669EX92        Senior       Fix-30/360         204,000.00      5.500000             0.00
       PO                                                         4,960,282.50      0.000000         8,006.86
      PO-1         12669EG91       Strip PO      Fix-30/360       3,078,040.74      0.000000         4,327.76
      PO-2         12669EG91       Strip PO      Fix-30/360          75,284.81      0.000000           330.66
      PO-3         12669EG91       Strip PO      Fix-30/360       1,806,956.95      0.000000         3,348.44
       AR          12669EH25        Senior       Fix-30/360               0.00      5.250000             0.00

--------------------------------------------------------------------------------------------------------------

        M          12669EL95        Junior       Var-30/360      11,787,631.48      5.195357        21,589.21
       B1          12669EM29        Junior       Var-30/360       5,107,973.64      5.195357         9,355.33
       B2          12669EM37        Junior       Var-30/360       3,143,368.39      5.195357         5,757.12
       B3          12669EM78        Junior       Var-30/360       1,571,684.20      5.195357         2,878.56
       B4          12669EM86        Junior       Var-30/360       1,571,684.20      5.195357         2,878.56
       B5          12669EM94        Junior       Var-30/360       1,573,837.15      5.195357         2,882.51

--------------------------------------------------------------------------------------------------------------

     Totals                                                     785,163,903.70                   3,433,106.52

--------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]


--------------------------------------------------------------------------------------------------------------
                                                                 Current                       Cumulative
                                 Interest          Total         Realized        Ending         Realized
      Class          Cusip     Distribution    Distribution       Losses        Balance          Losses
--------------------------------------------------------------------------------------------------------------

       1A1         12669EG75      2,244,333.65   4,209,708.46       0.00      511,025,173.66       0.00
       2A1         12669EG83        384,563.59   1,260,833.77       0.00      101,674,021.75       0.00
       3A1         12669EX76        572,140.26   1,110,253.65       0.00      124,292,488.35       0.00
       3A2         12669EX84         68,163.33      68,163.33       0.00       14,872,000.00       0.00
       3A3         12669EX92            935.00         935.00       0.00          204,000.00       0.00
       PO                                 0.00       8,006.86       0.00        4,952,275.64       0.00
      PO-1         12669EG91              0.00       4,327.76       0.00        3,073,712.98       0.00
      PO-2         12669EG91              0.00         330.66       0.00           74,954.15       0.00
      PO-3         12669EG91              0.00       3,348.44       0.00        1,803,608.51       0.00
       AR          12669EH25              0.13           0.13       0.00                0.00       0.00

--------------------------------------------------------------------------------------------------------------

        M          12669EL95         51,034.13      72,623.34       0.00       11,766,042.27       0.00
       B1          12669EM29         22,114.79      31,470.12       0.00        5,098,618.32       0.00
       B2          12669EM37         13,609.10      19,366.22       0.00        3,137,611.27       0.00
       B3          12669EM78          6,804.55       9,683.11       0.00        1,568,805.64       0.00
       B4          12669EM86          6,804.55       9,683.11       0.00        1,568,805.64       0.00
       B5          12669EM94          6,813.87       9,696.38      -0.00        1,570,954.64       0.00

--------------------------------------------------------------------------------------------------------------

     Totals                       3,377,316.95   6,810,423.48       0.00      781,730,797.18       0.00

--------------------------------------------------------------------------------------------------------------





  THE                                                                                                  Distribution Date: 10/25/03
BANK OF
  NEW
  YORK
101 Barclay Street, 8 West
New York, NY 10286
                                                      Countrywide Home Loans
Officer:   Courtney Bartholomew
           212.815.3236                         Mortgage Pass-Through Certificates
Associate: Sean O'Connell
           212.815.6312                                   Series 2003-47
                                                 Alternative Loan Trust 2003-19CB



                                                   Principal Distribution Detail

--------------------------------------------------------------------------------------------------------------
                                         Original        Beginning       Scheduled
                                       Certificate      Certificate      Principal        Accretion
         Class             Cusip         Balance          Balance       Distribution      Principal
--------------------------------------------------------------------------------------------------------------

          1A1            12669EG75    514,096,000.00    512,990,548.47    1,965,374.81       0.00
          2A1            12669EG83    103,069,000.00    102,550,291.92      876,270.17       0.00
          3A1            12669EX76    125,000,000.00    124,830,601.75      538,113.39       0.00
          3A2            12669EX84     14,872,000.00     14,872,000.00            0.00       0.00
          3A3            12669EX92        204,000.00        204,000.00            0.00       0.00
          PO                            4,966,243.88      4,960,282.50        8,006.86       0.00
         PO-1            12669EG91      3,082,153.85      3,078,040.74        4,327.76       0.00
         PO-2            12669EG91         75,627.56         75,284.81          330.66       0.00
         PO-3            12669EG91      1,808,462.47      1,806,956.95        3,348.44       0.00
          AR             12669EH25            100.00              0.00            0.00       0.00

--------------------------------------------------------------------------------------------------------------

           M             12669EL95     11,805,000.00     11,787,631.48       21,589.21       0.00
          B1             12669EM29      5,115,500.00      5,107,973.64        9,355.33       0.00
          B2             12669EM37      3,148,000.00      3,143,368.39        5,757.12       0.00
          B3             12669EM78      1,574,000.00      1,571,684.20        2,878.56       0.00
          B4             12669EM86      1,574,000.00      1,571,684.20        2,878.56       0.00
          B5             12669EM94      1,576,156.12      1,573,837.15        2,882.51       0.00

--------------------------------------------------------------------------------------------------------------

        Totals                        787,000,000.00    785,163,903.70    3,433,106.52       0.00

--------------------------------------------------------------------------------------------------------------


[TABLE CONTINUED]



-----------------------------------------------------------------------------------------------------------------------
                                        Unscheduled         Net         Current        Ending            Ending
                                         Principal       Principal     Realized      Certificate      Certificate
         Class             Cusip        Adjustments    Distribution     Losses         Balance           Factor

-----------------------------------------------------------------------------------------------------------------------

          1A1            12669EG75          0.00        1,965,374.81      0.00       511,025,173.66   0.99402674532
          2A1            12669EG83          0.00          876,270.17      0.00       101,674,021.75   0.98646558860
          3A1            12669EX76          0.00          538,113.39      0.00       124,292,488.35   0.99433990683
          3A2            12669EX84          0.00                0.00      0.00        14,872,000.00   1.00000000000
          3A3            12669EX92          0.00                0.00      0.00           204,000.00   1.00000000000
          PO                                0.00            8,006.86      0.00         4,952,275.64   0.99718736326
         PO-1            12669EG91          0.00            4,327.76      0.00         3,073,712.98   0.99726137215
         PO-2            12669EG91          0.00              330.66      0.00            74,954.15   0.99109574810
         PO-3            12669EG91          0.00            3,348.44      0.00         1,803,608.51   0.99731597446
          AR             12669EH25          0.00                0.00      0.00                 0.00   0.00000000000

-----------------------------------------------------------------------------------------------------------------------

           M             12669EL95          0.00           21,589.21      0.00        11,766,042.27   0.99669989548
          B1             12669EM29          0.00            9,355.33      0.00         5,098,618.32   0.99669989548
          B2             12669EM37          0.00            5,757.12      0.00         3,137,611.27   0.99669989548
          B3             12669EM78          0.00            2,878.56      0.00         1,568,805.64   0.99669989548
          B4             12669EM86          0.00            2,878.56      0.00         1,568,805.64   0.99669989548
          B5             12669EM94          0.00            2,882.51     -0.00         1,570,954.64   0.99669989548

-----------------------------------------------------------------------------------------------------------------------

        Totals                              0.00        3,433,106.52      0.00       781,730,797.18

-----------------------------------------------------------------------------------------------------------------------



  THE                                                                                                  Distribution Date: 10/25/03
BANK OF
  NEW
  YORK
101 Barclay Street, 8 West
New York, NY 10286
                                                      Countrywide Home Loans
Officer:   Courtney Bartholomew
           212.815.3236                         Mortgage Pass-Through Certificates
Associate: Sean O'Connell
           212.815.6312                                   Series 2003-47
                                                 Alternative Loan Trust 2003-19CB

                                                   Interest Distribution Detail

---------------------------------------------------------------------------------------------------------------
                             Beginning           Pass         Accrued           Cumulative
                            Certificate        Through        Optimal             Unpaid         Deferred
          Class               Balance          Rate (%)      Interest            Interest        Interest
---------------------------------------------------------------------------------------------------------------

           1A1               512,990,548.47    5.250000         2,244,333.65       0.00             0.00
           2A1               102,550,291.92    4.500000           384,563.59       0.00             0.00
           3A1               124,830,601.75    5.500000           572,140.26       0.00             0.00
           3A2                14,872,000.00    5.500000            68,163.33       0.00             0.00
           3A3                   204,000.00    5.500000               935.00       0.00             0.00
           PO                  4,960,282.50    0.000000                 0.00       0.00             0.00
          PO-1                 3,078,040.74    0.000000                 0.00       0.00             0.00
          PO-2                    75,284.81    0.000000                 0.00       0.00             0.00
          PO-3                 1,806,956.95    0.000000                 0.00       0.00             0.00
           AR                          0.00    5.250000                 0.00       0.00             0.00

---------------------------------------------------------------------------------------------------------------

            M                 11,787,631.48    5.195357            51,034.13       0.00             0.00
           B1                  5,107,973.64    5.195357            22,114.79       0.00             0.00
           B2                  3,143,368.39    5.195357            13,609.10       0.00             0.00
           B3                  1,571,684.20    5.195357             6,804.55       0.00             0.00
           B4                  1,571,684.20    5.195357             6,804.55       0.00             0.00
           B5                  1,573,837.15    5.195357             6,813.87       0.00             0.00

---------------------------------------------------------------------------------------------------------------

         Totals              785,163,903.70                     3,377,316.82       0.00             0.00

---------------------------------------------------------------------------------------------------------------



[TABLE CONTINUED]



---------------------------------------------------------------------------------------------------------
                                   Total             Net            Unscheduled
                                 Interest         Prepayment          Interest           Interest
          Class                     Due         Int Shortfall        Adjustment            Paid

---------------------------------------------------------------------------------------------------------
           1A1                   2,244,333.65        0.00              0.00             2,244,333.65
           2A1                     384,563.59        0.00              0.00               384,563.59
           3A1                     572,140.26        0.00              0.00               572,140.26
           3A2                      68,163.33        0.00              0.00                68,163.33
           3A3                         935.00        0.00              0.00                   935.00
           PO                            0.00        0.00              0.00                     0.00
          PO-1                           0.00        0.00              0.00                     0.00
          PO-2                           0.00        0.00              0.00                     0.00
          PO-3                           0.00        0.00              0.00                     0.00
           AR                            0.00        0.00              0.00                     0.13

---------------------------------------------------------------------------------------------------------

            M                       51,034.13        0.00              0.00                51,034.13
           B1                       22,114.79        0.00              0.00                22,114.79
           B2                       13,609.10        0.00              0.00                13,609.10
           B3                        6,804.55        0.00              0.00                 6,804.55
           B4                        6,804.55        0.00              0.00                 6,804.55
           B5                        6,813.87        0.00              0.00                 6,813.87

---------------------------------------------------------------------------------------------------------

         Totals                  3,377,316.82        0.00              0.00             3,377,316.95

---------------------------------------------------------------------------------------------------------




  THE                                                                                                  Distribution Date: 10/25/03
BANK OF
  NEW
  YORK
101 Barclay Street, 8 West
New York, NY 10286
                                                      Countrywide Home Loans
Officer:   Courtney Bartholomew
           212.815.3236                         Mortgage Pass-Through Certificates
Associate: Sean O'Connell
           212.815.6312                                   Series 2003-47
                                                 Alternative Loan Trust 2003-19CB

                                                    Current Payment Information
                                                        Factors per $1,000

--------------------------------------------------------------------------------------------------------------------------
                                                      Original            Beginning Cert.
                                                     Certificate              Notional                 Principal
            Class                  Cusip               Balance                Balance                Distribution

--------------------------------------------------------------------------------------------------------------------------
             1A1                 12669EG75            514,096,000.00         997.849717707             3.822972390
             2A1                 12669EG83            103,069,000.00         994.967370623             8.501782025
             3A1                 12669EX76            125,000,000.00         998.644813973             4.304907144
             3A2                 12669EX84             14,872,000.00       1,000.000000000             0.000000000
             3A3                 12669EX92                204,000.00       1,000.000000000             0.000000000
             PO                                         4,966,243.88         998.799619966             1.612256706
            PO-1                 12669EG91              3,082,153.85         998.665507888             1.404135739
            PO-2                 12669EG91                 75,627.56         995.467922012             4.372173907
            PO-3                 12669EG91              1,808,462.47         999.167513827             1.851539366
             AR                  12669EH25                    100.00           0.000000000             0.000000000

--------------------------------------------------------------------------------------------------------------------------

              M                  12669EL95             11,805,000.00         998.528714970             1.828819491
             B1                  12669EM29              5,115,500.00         998.528714970             1.828819491
             B2                  12669EM37              3,148,000.00         998.528714970             1.828819491
             B3                  12669EM78              1,574,000.00         998.528714970             1.828819491
             B4                  12669EM86              1,574,000.00         998.528714970             1.828819491
             B5                  12669EM94              1,576,156.12         998.528714969             1.828819491

--------------------------------------------------------------------------------------------------------------------------

           Totals                                     787,000,000.00         997.666967853             4.362270038

--------------------------------------------------------------------------------------------------------------------------



[TABLE CONTINUED]


-------------------------------------------------------------------------------------------------------------------
                                                                         Ending Cert.              Pass
                                                        Interest           Notional               Through
            Class                  Cusip              Distribution          Balance              Rate (%)

-------------------------------------------------------------------------------------------------------------------
             1A1                 12669EG75              4.365592515      994.026745317           5.250000
             2A1                 12669EG83              3.731127640      986.465588598           4.500000
             3A1                 12669EX76              4.577122064      994.339906829           5.500000
             3A2                 12669EX84              4.583333333    1,000.000000000           5.500000
             3A3                 12669EX92              4.583333333    1,000.000000000           5.500000
             PO                                         0.000000000      997.187363259           0.000000
            PO-1                 12669EG91              0.000000000      997.261372149           0.000000
            PO-2                 12669EG91              0.000000000      991.095748104           0.000000
            PO-3                 12669EG91              0.000000000      997.315974462           0.000000
             AR                  12669EH25              1.338901017        0.000000000           5.250000

-------------------------------------------------------------------------------------------------------------------

              M                  12669EL95              4.323094308      996.699895479           5.195357
             B1                  12669EM29              4.323094308      996.699895479           5.195357
             B2                  12669EM37              4.323094308      996.699895479           5.195357
             B3                  12669EM78              4.323094308      996.699895479           5.195357
             B4                  12669EM86              4.323094308      996.699895479           5.195357
             B5                  12669EM94              4.323094308      996.699895479           5.195357

-------------------------------------------------------------------------------------------------------------------

           Totals                                       4.291381131      993.304697814

-------------------------------------------------------------------------------------------------------------------



  THE
BANK OF
  NEW
  YORK
101 Barclay Street, 8 West
New York, NY 10286
                                                      Countrywide Home Loans
Officer:   Courtney Bartholomew
           212.815.3236                         Mortgage Pass-Through Certificates
Associate: Sean O'Connell
           212.815.6312                                   Series 2003-47
                                                 Alternative Loan Trust 2003-19CB

Pool Level Data
Distribution Date                                                                                                         10/25/03
Cut-off Date                                                                                                               8/ 1/03
Determination Date                                                                                                        10/ 1/03
Accrual Period 30/360                                 Begin                                                                9/ 1/03
                                                      End                                                                 10/ 1/03
Number of Days in 30/360 Accrual Period                                                                                         30



------------------------------------------------------------------------------
                                Collateral Information
------------------------------------------------------------------------------
Group 1
-------
Cut-Off Date Balance                                                                                                534,000,000.00

Beginning Aggregate Pool Stated Principal Balance                                                                   532,872,892.32
Ending Aggregate Pool Stated Principal Balance                                                                      530,881,866.73

Beginning Aggregate Loan Count                                                                                                3313
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                  9
Ending Aggregate Loan Count                                                                                                   3304

Beginning Weighted Average Loan Rate (WAC)                                                                               5.696476%
Ending Weighted Average Loan Rate (WAC)                                                                                  5.696237%

Beginning Net Weighted Average Loan Rate                                                                                 5.219674%
Ending Net Weighted Average Loan Rate                                                                                    5.219603%

Weighted Average Maturity (WAM) (Months)                                                                                       357

Servicer Advances                                                                                                         9,229.08

Aggregate Pool Prepayment                                                                                             1,315,203.28
Pool Prepayment Rate                                                                                                    2.9255 CPR


Group 2
-------
Cut-Off Date Balance                                                                                                106,500,000.00

Beginning Aggregate Pool Stated Principal Balance                                                                   105,966,297.09
Ending Aggregate Pool Stated Principal Balance                                                                      105,077,123.88

Beginning Aggregate Loan Count                                                                                                 756
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                  4
Ending Aggregate Loan Count                                                                                                    752

Beginning Weighted Average Loan Rate (WAC)                                                                               5.124613%



  THE
BANK OF
  NEW
  YORK
101 Barclay Street, 8 West
New York, NY 10286
                                                      Countrywide Home Loans
Officer:   Courtney Bartholomew
           212.815.3236                         Mortgage Pass-Through Certificates
Associate: Sean O'Connell
           212.815.6312                                   Series 2003-47
                                                 Alternative Loan Trust 2003-19CB


Group 2
-------
Ending Weighted Average Loan Rate (WAC)                                                                                  5.123641%

Beginning Net Weighted Average Loan Rate                                                                                 4.496803%
Ending Net Weighted Average Loan Rate                                                                                    4.496790%

Weighted Average Maturity (WAM) (Months)                                                                                       177

Servicer Advances                                                                                                             0.00

Aggregate Pool Prepayment                                                                                               490,368.66
Pool Prepayment Rate                                                                                                    5.4339 CPR


Group 3
-------
Cut-Off Date Balance                                                                                                146,500,000.00

Beginning Aggregate Pool Stated Principal Balance                                                                   146,324,714.29
Ending Aggregate Pool Stated Principal Balance                                                                      145,771,806.56

Beginning Aggregate Loan Count                                                                                                 951
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                  2
Ending Aggregate Loan Count                                                                                                    949

Beginning Weighted Average Loan Rate (WAC)                                                                               5.831365%
Ending Weighted Average Loan Rate (WAC)                                                                                  5.831054%

Beginning Net Weighted Average Loan Rate                                                                                 5.432081%
Ending Net Weighted Average Loan Rate                                                                                    5.431949%

Weighted Average Maturity (WAM) (Months)                                                                                       358

Servicer Advances                                                                                                             0.00

Aggregate Pool Prepayment                                                                                               192,199.01
Pool Prepayment Rate                                                                                                    1.5687 CPR




------------------------------------------------------------------------------
                           Certificate Information
------------------------------------------------------------------------------

Group 1
-------
Senior Percentage                                                                                                   96.8281489737%
Senior Prepayment Percentage                                                                                       100.0000000000%



  THE
BANK OF
  NEW
  YORK
101 Barclay Street, 8 West
New York, NY 10286
                                                      Countrywide Home Loans
Officer:   Courtney Bartholomew
           212.815.3236                         Mortgage Pass-Through Certificates
Associate: Sean O'Connell
           212.815.6312                                   Series 2003-47
                                                 Alternative Loan Trust 2003-19CB

------------------------------------------------------------------------------
                           Certificate Information
------------------------------------------------------------------------------
Group 1
-------
Subordinate Percentage                                                                                               3.1718510263%
Subordinate Prepayment Percentage                                                                                    0.0000000000%

Group 2
-------
Senior Percentage                                                                                                   96.8451332057%
Senior Prepayment Percentage                                                                                       100.0000000000%

Subordinate Percentage                                                                                               3.1548667943%
Subordinate Prepayment Percentage                                                                                    0.0000000000%

Group 3
-------
Senior Percentage                                                                                                   96.8092809622%
Senior Prepayment Percentage                                                                                       100.0000000000%

Subordinate Percentage                                                                                               3.1907190378%
Subordinate Prepayment Percentage                                                                                    0.0000000000%


Certificate Account

Beginning Balance                                                                                                             0.00

Deposit
Payments of Interest and Principal                                                                                    7,119,820.57
Liquidation Proceeds                                                                                                          0.00
All Other Proceeds                                                                                                            0.00
Other Amounts                                                                                                                 0.00
                                                                                                                      ------------
Total Deposits                                                                                                        7,119,820.57


Withdrawals
Reimbursement of Servicer Advances                                                                                            0.00
Payment of Master Servicer Fees                                                                                         163,006.29
Payment of Sub Servicer Fees                                                                                            146,390.79
Payment of Other Fees                                                                                                   140,395.86
Payment of Insurance Premium(s)                                                                                               0.00
Payment of Personal Mortgage Insurance                                                                                    5,994.94
Other Permitted Withdrawal per the Pooling and Service Agreement                                                              0.00
Payment of Principal and Interest                                                                                     6,810,423.49
                                                                                                                      ------------
Total Withdrawals                                                                                                     7,266,211.36



  THE
BANK OF
  NEW
  YORK
101 Barclay Street, 8 West
New York, NY 10286
                                                      Countrywide Home Loans
Officer:   Courtney Bartholomew
           212.815.3236                         Mortgage Pass-Through Certificates
Associate: Sean O'Connell
           212.815.6312                                   Series 2003-47
                                                 Alternative Loan Trust 2003-19CB

                                                                                                                        ----------

Ending Balance                                                                                                                0.00


Master Servicing Fees Paid                                                                                              163,006.29
Personal Mortgage Insurance Fees Paid                                                                                     5,994.94
                                                                                                                        ----------
Total Fees                                                                                                              169,001.23



--------------------------------------
       Delinquency Information
--------------------------------------
Group 1
-------


Delinquency                             31-60 Days                     61-90 Days                    91+ Days               Totals
-----------                             ----------                     ----------                    --------               ------
Scheduled Principal Balance           1,458,352.13                      97,306.51                        0.00         1,555,658.64
Percentage of Total Pool Balance         0.274704%                      0.018329%                   0.000000%            0.293033%
Number of Loans                                  8                              1                           0                    9
Percentage of Total Loans                0.242131%                      0.030266%                   0.000000%            0.272397%

Foreclosure
-----------
Scheduled Principal Balance                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%
Number of Loans                                                                                                                  0
Percentage of Total Loans                                                                                                0.000000%

Bankruptcy
----------
Scheduled Principal Balance                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%
Number of Loans                                                                                                                  0
Percentage of Total Loans                                                                                                0.000000%

REO
---
Scheduled Principal Balance                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%
Number of Loans                                                                                                                  0
Percentage of Total Loans                                                                                                0.000000%

Book Value of all REO Loans                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%



  THE
BANK OF
  NEW
  YORK
101 Barclay Street, 8 West
New York, NY 10286
                                                      Countrywide Home Loans
Officer:   Courtney Bartholomew
           212.815.3236                         Mortgage Pass-Through Certificates
Associate: Sean O'Connell
           212.815.6312                                   Series 2003-47
                                                 Alternative Loan Trust 2003-19CB

Current Realized Losses                                                                                                       0.00
Additional Gains (Recoveries)/Losses                                                                                          0.00
Total Realized Losses                                                                                                         0.00

Group 2
-------


Delinquency                             31-60 Days                     61-90 Days                    91+ Days               Totals
-----------                             ----------                     ----------                    --------               ------
Scheduled Principal Balance                   0.00                           0.00                        0.00                 0.00
Percentage of Total Pool Balance         0.000000%                      0.000000%                   0.000000%            0.000000%
Number of Loans                                  0                              0                           0                    0
Percentage of Total Loans                0.000000%                      0.000000%                   0.000000%            0.000000%

Foreclosure
-----------
Scheduled Principal Balance                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%
Number of Loans                                                                                                                  0
Percentage of Total Loans                                                                                                0.000000%

Bankruptcy
----------
Scheduled Principal Balance                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%
Number of Loans                                                                                                                  0
Percentage of Total Loans                                                                                                0.000000%

REO
---
Scheduled Principal Balance                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%
Number of Loans                                                                                                                  0
Percentage of Total Loans                                                                                                0.000000%

Book Value of all REO Loans                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%

Current Realized Losses                                                                                                       0.00
Additional Gains (Recoveries)/Losses                                                                                          0.00
Total Realized Losses                                                                                                         0.00

Group 3
-------



  THE
BANK OF
  NEW
  YORK
101 Barclay Street, 8 West
New York, NY 10286
                                                      Countrywide Home Loans
Officer:   Courtney Bartholomew
           212.815.3236                         Mortgage Pass-Through Certificates
Associate: Sean O'Connell
           212.815.6312                                   Series 2003-47
                                                 Alternative Loan Trust 2003-19CB

Delinquency                             31-60 Days                     61-90 Days                    91+ Days               Totals
-----------                             ----------                     ----------                    --------               ------
Scheduled Principal Balance                   0.00                           0.00                        0.00                 0.00
Percentage of Total Pool Balance         0.000000%                      0.000000%                   0.000000%            0.000000%
Number of Loans                                  0                              0                           0                    0
Percentage of Total Loans                0.000000%                      0.000000%                   0.000000%            0.000000%

Foreclosure
-----------
Scheduled Principal Balance                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%
Number of Loans                                                                                                                  0
Percentage of Total Loans                                                                                                0.000000%

Bankruptcy
----------
Scheduled Principal Balance                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%
Number of Loans                                                                                                                  0
Percentage of Total Loans                                                                                                0.000000%

REO
---
Scheduled Principal Balance                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%
Number of Loans                                                                                                                  0
Percentage of Total Loans                                                                                                0.000000%

Book Value of all REO Loans                                                                                                   0.00
Percentage of Total Pool Balance                                                                                         0.000000%

Current Realized Losses                                                                                                       0.00
Additional Gains (Recoveries)/Losses                                                                                          0.00
Total Realized Losses                                                                                                         0.00

------------------------------------------------------------------------------
                 Subordination/Credit Enhancement Information
------------------------------------------------------------------------------

Protection                                                                                           Original              Current
----------                                                                                           --------              -------
Bankruptcy Loss                                                                                     99,999.99            99,999.99
Bankruptcy Percentage                                                                               0.012706%            0.012792%
Credit/Fraud Loss                                                                                7,461,488.01         7,461,488.01
Credit/Fraud Loss Percentage                                                                        0.948093%            0.954483%
Special Hazard Loss                                                                              7,461,488.00         7,461,488.00
Special Hazard Loss Percentage                                                                      0.948093%            0.954483%



  THE
BANK OF
  NEW
  YORK
101 Barclay Street, 8 West
New York, NY 10286
                                                      Countrywide Home Loans
Officer:   Courtney Bartholomew
           212.815.3236                         Mortgage Pass-Through Certificates
Associate: Sean O'Connell
           212.815.6312                                   Series 2003-47
                                                 Alternative Loan Trust 2003-19CB

Credit Support                                                                                       Original              Current
--------------                                                                                       --------              -------
Class A                                                                                        762,207,343.88       757,019,959.41
Class A Percentage                                                                                 96.849726%           96.838958%

Class M                                                                                         11,805,000.00        11,766,042.27
Class M Percentage                                                                                  1.500000%            1.505127%

Class B1                                                                                         5,115,500.00         5,098,618.32
Class B1 Percentage                                                                                 0.650000%            0.652222%

Class B2                                                                                         3,148,000.00         3,137,611.27
Class B2 Percentage                                                                                 0.400000%            0.401367%

Class B3                                                                                         1,574,000.00         1,568,805.64
Class B3 Percentage                                                                                 0.200000%            0.200684%

Class B4                                                                                         1,574,000.00         1,568,805.64
Class B4 Percentage                                                                                 0.200000%            0.200684%

Class B5                                                                                         1,576,156.12         1,570,954.64
Class B5 Percentage                                                                                 0.200274%            0.200959%







------------------------------------------------------------------------------
                         Compensating Interest Detail
------------------------------------------------------------------------------

Total Gross Prepayment Interest Shortfall                                                                                   569.52
Compensation for Gross PPIS from Servicing Fees                                                                             569.52

Total Net PPIS (Non-Supported PPIS)                                                                                           0.00
